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EXHIBIT 10.32
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December 20, 1999

USURF America, Inc.
8748 Quarters Lake Road
Baton Rouge, Louisiana 70809

	Re:	Confidentiality Agreement

Gentlemen:

	In connection with the execution of an Asset Purchase Agreement (the "Purchase Agreement") between CyberHighway of North Georgia, Inc. ("CHNG"), and USURF America, Inc., together with affiliates, including, without limitation, Santa Fe Wireless Internet, Inc., USURF America (Alabama),
Inc., CyberHighway, Inc. (collectively, the "Company"), the Company has furnished, or may furnish, to each of the undersigned certain information concerning its business, financial position, operations, business contacts, assets and liabilities, as well as certain items of equipment useful in the Wireless Internet access business. As a condition to the furnishing of such information to each of the undersigned and as a condition to the Company's entering into the Purchase Agreement and in consideration of the Company's entering into the Purchase Agreement, each of the undersigned agrees to treat any information concerning the Company (whether prepared by the Company, its advisors, or otherwise, and irrespective of the form of communication) which is furnished to each of the undersigned or, in the future, will be furnished, by or on behalf of the Company (together with the material described below, herein collectively referred to as the "Confidential Material") in accordance with the provisions of this letter agreement, and to take or abstain from taking certain other actions hereinafter set forth.

	Each of the undersigned understands that the term "Confidential Material" also includes all notes, analysis, compilations, studies, interpretations or other documents prepared by the Company or its representatives which contain, reflect or are based upon, in whole or in part, the information furnished to each of the undersigned. The term "Confidential Material" does not include information which (A) is or becomes generally available to the public other than as a result of a disclosure by any of the undersigned, or (B) was lawfully within the possession of any of the undersigned, prior to its being furnished to any of the undersigned by or on behalf of the Company, provided that the source of such information was not known by any of the undersigned to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Company or any other party with respect to such information, or (C) is disclosed to any of the undersigned by a third party, provided that such third party was not known by any of the undersigned to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Company or any other party with respect to such information.

	Each of the undersigned hereby agrees that it will use the Confidential Material solely in connection with the undersigneds' entering into the Purchase Agreement, that the Confidential Material will be kept confidential and that neither of the undersigned will disclose any of the Confidential Material in any manner whatsoever.

	Each of the undersigned hereby agrees that it shall not reverse engineer, reverse assemble or otherwise attempt to recreate or duplicate any model or working model capable of performing the functions of any portion or all of the Company's Wireless Internet access system included in the Confidential Material.

	In addition, each of the undersigned agrees that, without the prior written consent of the Company, neither of the undersigned will disclose to any other person the fact that the Confidential Material has been made available to each of the undersigned, that discussions or negotiations are taking place concerning a possible transaction involving the Company, or any of the terms, conditions or other facts with respect thereto (including the status thereof), unless, in the opinion of the undersigneds' counsel, such disclosure must be made by any such person in order that any such person not commit a violation of law. The term "person" as used in this letter agreement shall be broadly interpreted to include the media and any corporation, partnership, group, individual or other entity, but shall not include the Securities and Exchange Commission or the Federal Trade Commission as to any required filing with either such agency.

	In the event that any of the undersigned is requested or required (by oral questions, written interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any of the Confidential Material, each of the undersigned will provide the Company with prompt written notice of any such request or requirement so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this letter agreement. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Company, any of the undersigned is, nonetheless, in the opinion of counsel, legally compelled to disclose Confidential Material, such person may, without liability hereunder, disclose only that portion of the Confidential Material specifically required by an order of Court. Additionally, each of the undersigned shall make every reasonable effort and take every reasonable action, including, without limitation, by cooperating with the Company, to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Material.

	At any time upon the request of the Company, each of the undersigned will promptly deliver to the Company or certify destruction of, at the Company's direction, all Confidential Material (and all copies thereof) furnished to each of the undersigned by or on behalf of the Company pursuant hereto.
All oral Confidential Material provided to each of the undersigned shall continue to be held confidential hereunder. Notwithstanding the return or destruction of the Confidential Material, each of the undersigned will continue to be bound by obligations of confidentiality hereunder.

	Each of the undersigned agrees that the Company, without prejudice to any rights to judicial relief he or it may otherwise have, shall be entitled to equitable relief, including injunctive relief and specific performance, in the event of any breach of the provisions of this letter agreement and that each of the undersigned will not oppose the granting of such relief. Each of the undersigned also agrees that he or it will not seek and agrees to waive any requirement for the securing and posting of a bond in connection with the Company's seeking or obtaining such relief. In the event of litigation relating to this letter agreement, if a court of competent jurisdiction determines that any of the undersigned has breached this letter agreement, then such breaching party will be liable to pay to the Company the reasonable legal fees incurred in connection with such litigation, including any appeal therefrom. Also, in the event a court of competent jurisdiction determines that neither of the undersigned has breached this letter agreement, then the Company will be liable to pay to each of the undersigned the reasonable legal fees incurred in connection with such litigation, including any appeal therefrom.

	This letter agreement is for the benefit of the Company, and shall be construed (both as to validity and performance) and enforced in accordance with, and governed by, the laws of the State of Georgia applicable to agreements made and to be performed wholly within such jurisdiction. This letter agreement shall remain in full force and effect until terminated by the Company.

	Please confirm your agreement with the foregoing by signing and returning one copy of this letter to the undersigned whereupon this letter agreement shall become a binding agreement.

					Very truly yours,

					CYBERHIGHWAY OF NORTH GEORGIA, INC.

					By: /s/ Anthony Woodall
						Anthony Woodall, President


					/s/ Anthony Woodall
					Anthony Woodall, individually


					/s/ Grady E. Brooks, Jr.
					Grady E. Brooks, Jr., individually

AGREED AND AFFIRMED:

USURF AMERICA, INC.


By: /s/ David M. Loflin
       David M. Loflin
       President